Exhibit 10.5

CONSENT TO ENTRY OF JUDGMENT BY CONFESSION

_________ COUNTY                      )
                                                             ) ss.
STATE OF ___________               )

Defendant, Cord Blood America, Inc., a Florida corporation (“Defendant”), hereby knowingly and voluntarily consents to the entry of either one of the Judgments by Confession attached hereto as Exhibit A and Exhibit B (collectively, the “Judgment by Confession”), to be entered in either federal or state court at the request and discretion of counsel for Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Plaintiff”), upon the occurrence of a Payment Default (as defined in that certain Secured Convertible Promissory Note (the “Note”) issued by Defendant in favor of Plaintiff pursuant to that certain Settlement and Exchange Agreement (the “Settlement Agreement”)) that is not cured as set forth in the Note.

The Judgment Amount (as defined in the Judgment by Confession) shall be 250% of the entire Outstanding Balance (as defined in the Note) of the Note (the “Judgment Amount”), together with reasonable attorneys’ fees and collection costs, at the time the Judgment by Confession is filed.  Plaintiff agrees it (a) will give Defendant two (2) business-days notice before filing the Judgment by Confession; (b) will serve a copy of the Judgment by Confession on Cord Blood concurrent with the filing; and (c) will not file the Judgment by Confession unless and until a Payment Default has occurred under the Note and is not cured within the timeframe set forth therein.  Subject to the foregoing, Plaintiff shall be entitled to file the Confession of Judgment in either state or federal court in Salt Lake County, Utah in Plaintiff’s discretion.  Plaintiff’s counsel or Plaintiff shall provide the applicable court with an affidavit stating that an uncured Payment Default has occurred and stating the Judgment Amount. A copy of the Judgment by Confession, and the affidavit shall be served via email and express-mail overnight delivery on Defendant and its counsel identified in the Settlement Agreement at the same time that it is filed.

Defendant expressly agrees and acknowledges that:
           (a)           By executing this Judgment by Confession, it is permitting final judgment to be entered against it in the Judgment Amount, plus any subsequently accruing interest as specified herein, plus attorneys’ fees accrued and owing under Note (the “Final Judgment Amount”) in the event of any uncured Payment Default under the Note;
           (b)           It is waiving any right to a jury trial on any of the matters set forth in the Judgment by Confession, or on any matter set forth in the Settlement Agreement or the Note;
            (~~c~~)           Defendant understands that this Judgment by Confession is being delivered to Plaintiff, to be filed with one of the courts referenced herein for the purpose of obtaining a final, fully enforceable, judgment against Defendant in the amount of the Final Judgment Amount in the event of an uncured Payment Default;
           (d)           Defendant represents and warrants that it has all necessary authority, corporate or otherwise, to enter into this Consent to Entry of Judgment by Confession, and that the Settlement Agreement, the Note, this Consent to Entry of Judgment by Confession, and all other documents referenced herein or therein, once executed, are legally binding and fully enforceable against it in accordance with the terms hereof and thereof; and
           (e)           Defendant expressly agree and acknowledge that by filing the Judgment by Confession, Plaintiff will obtain a final judgment in the Final Judgment Amount.

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CORD BLOOD AMERICA, INC.

By: Joseph R Vicente    Dated: 12-17-2014
      ______________ , President

Subscribed and sworn to before me by Joseph R Vicente on this 17th day of  Dec 2014.

____________________________________
Notary Public

EXHIBIT A TO CONSENT TO ENTRY OF JUDGMENT BY CONFESSION

________________________________ (________)
________________________________
________________________________
________________________________
Telephone:  (_____) _______________
Facsimile: (_____) ________________

Attorney for Tonaquint, Inc.

IN THE THIRD JUDICIAL DISTRICT COURT

IN AND FOR SALT LAKE COUNTY, STATE OF UTAH

TONAQUINT, INC., a Utah corporation, Plaintiff, vs. CORD BLOOD AMERICA, INC., a Florida corporation, Defendant.	) ) ) ) ) ) ) ) ) ) ) ) ) )	JUDGMENT BY CONFESSION Case No. Judge

Defendant CORD BLOOD AMERICA, INC., a Florida corporation (“Defendant”), having confessed and stipulated to the entry of a final and binding judgment against it and in favor of Plaintiff TONAQUINT, INC., a Utah corporation, its successors or assigns (“Plaintiff”), in the event of an uncured Payment Default, as such terms are defined in the Note (as defined below), and other good cause appearing therefore, the Court hereby FINDS, ORDERS, ADJUDGES, AND DECREES that:

1. A Payment Default, which was not timely cured, has occurred under that certain Secured Convertible Promissory Note dated December 17, 2014 given by Defendant in favor of Plaintiff (the “Note”) pursuant to that certain Settlement and Exchange Agreement dated December 17, 2014, entered into by and between Defendant and Plaintiff, copies of which are attached hereto as Attachment 1, in that Defendant failed to make a required payment or payments thereunder or timely deliver any shares of its common stock to Plaintiff as required thereunder and failed to cure such Payment Default, as allowed under the Note.

2. By virtue of Defendant’s default and violation of the Note, judgment in favor of Plaintiff is hereby entered against Defendant in the amount of the Outstanding Balance (as defined in the Note), which credits Defendant for any payments made by Defendant, multiplied by 250%, which amount is $________________ (the “Judgment Amount”).

3. Interest shall accrue on the Judgment Amount at the rate of 15% per annum until all amounts due under the terms of this Judgment by Confession are paid to Plaintiff.

4. It is further ordered that this Judgment shall be augmented in the amount of Plaintiff’s reasonable costs and attorneys’ fees expended in enforcing this Judgment as shall be established by affidavit or declaration by or on behalf of Plaintiff.

DATED this ____day of ___________, 201__.

BY THE COURT

___________________________________
Third Judicial District Court Judge

ATTACHMENT 1 – SETTLEMENT AND EXCHANGE AGREEMENT AND NOTE

EXHIBIT B TO CONSENT TO ENTRY OF JUDGMENT BY CONFESSION

________________________________ (________)
________________________________
________________________________
________________________________
Telephone:  (_____) _______________
Facsimile: (_____) ________________

Attorney for Tonaquint, Inc.

IN THE UNITED STATES DISTRICT COURT
DISTRICT OF UTAH, CENTRAL DIVISION

TONAQUINT, INC., a Utah corporation, Plaintiff, vs. CORD BLOOD AMERICA, INC., a Florida corporation, Defendant.	) ) ) ) ) ) ) ) ) ) ) ) ) )	JUDGMENT BY CONFESSION Case No. ____________ Judge ______________

Defendant CORD BLOOD AMERICA, INC., a Florida corporation (“Defendant”), having confessed and stipulated to the entry of a final and binding judgment against it and in favor of Plaintiff TONAQUINT, INC., a Utah corporation, its successors or assigns (“Plaintiff”), in the event of an uncured Payment Default, as such terms are defined in the Note (as defined below), and other good cause appearing therefore, the Court hereby FINDS, ORDERS, ADJUDGES, AND DECREES that:

1.           A Payment Default, which was not timely cured, has occurred under that certain Secured Convertible Promissory Note dated December 17, 2014 given by Defendant in favor of Plaintiff (the “Note”) pursuant to that certain Settlement and Exchange Agreement dated December 17, 2014, entered into by and between Defendant and Plaintiff, copies of which are attached hereto as Attachment 1, in that Defendant failed to make a required payment or payments thereunder or timely deliver any shares of its common stock to Plaintiff as required thereunder and failed to cure such Payment Default, as allowed under the Note.

2.           By virtue of Defendant’s default and violation of the Note, judgment in favor of Plaintiff is hereby entered against Defendant in the amount of the Outstanding Balance (as defined in the Note), which credits Defendant for any payments made, multiplied by 250%, which amount is $________________ (the “Judgment Amount”).

3.           Interest shall accrue on the Judgment Amount at the rate of 15% per annum until all amounts due under the terms of this Judgment by Confession are paid to Plaintiff.

4.           It is further ordered that this Judgment shall be augmented in the amount of Plaintiff’s reasonable costs and attorneys’ fees expended in enforcing this Judgment as shall be established by affidavit or declaration by or on behalf of Plaintiff.

DATED this ____day of ___________, 201__.
BY THE COURT

___________________________________Federal District Court Judge

ATTACHMENT 1 – SETTLEMENT AND EXCHANGE AGREEMENT AND NOTE